Exhibit 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Technovative Group, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lin Kuan Liang Nicolas, Chief Executive Officer of the Company and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Lin Kuan Liang Nicolas
Lin Kuan Liang Nicolas
Chief Executive Officer

By:	/s/ Lin Kuan Liang Nicolas
Lin Kuan Liang Nicolas
Chief Financial Officer

January 12, 2018